UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ]  Confidential, for Use of the Commission Only
         (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

                                    XRG, INC.
                (Name of Registrant as Specified in its Charter)

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[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to
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calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

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



                                    XRG, INC.
                         5301 Cypress Street, Suite 111
                              Tampa, Florida 33607

                          INFORMATION STATEMENT NOTICE

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY

Dear Stockholders:

         Notice is hereby given that on March 26, 2004, we received the written consent, in lieu of a meeting of stockholders, from the holders of a majority of our outstanding voting stock, approving an amendment to our Certificate of Incorporation that will increase the number of authorized shares of common stock from 100,000,000 to 300,000,000.

         You are encouraged to read the attached Information Statement for further information regarding this action.

         This is not a notice of a meeting of stockholders and no stockholders meeting will be held to consider the matters described herein. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended, and Section 228(e) of the Delaware General Corporation Law.

                                            By Order of the Board of Directors


                                            /s/ Donald G. Huggins, Jr.
                                            -----------------------------------
                                            Donald G. Huggins, Jr., Chairman


Tampa Florida
April 23, 2004

                                    XRG, INC.
                         5301 Cypress Street, Suite 111
                              Tampa, Florida 33607

                              INFORMATION STATEMENT

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                               NOT TO SEND A PROXY

                                  INTRODUCTION

         This Information Statement is furnished to holders of shares of common stock, $.001 par value (the "Common Stock") and Series A Preferred Stock, $.001 per share (the "Voting Preferred Stock", and, together with the Common Stock, the "Voting Securities"), of XRG, Inc. (the "Company") to notify such stockholders that on or about March 26, 2004 the Company received written consents in lieu of a meeting of stockholders from holders of a majority of the shares of Voting Securities representing in excess of 51% of the total issued and outstanding shares of voting stock of the Company approving the Certificate of Amendment to the Certificate of Incorporation of the Company, pursuant to which the number of shares of Common Stock that the Company is authorized to issue will be increased from 100,000,000 shares to 300,000,000 shares.

         This amendment was adopted by our Board of Directors and the majority stockholders (the "Majority Stockholders") of our Company in accordance with the General Corporation Law of the State of Delaware. The Majority Stockholders own 5,900,000 shares of Common Stock and 5,000,000 shares of Voting Preferred Stock, or approximately 77.2% of our outstanding Voting Securities. No other votes were required or necessary to adopt these amendments, and none are being solicited hereunder. See the captions "Voting Securities and Principal Holders Thereof" and "Amendments to the Certificate of Incorporation and Vote Required for Approval," herein.

PURPOSE OF INCREASING NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Company's Board of Directors believes that it is desirable to have additional authorized shares of Common Stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. The Company's Board of Directors believes that having such additional authorized shares of Common Stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this action is not being undertaken with the intent that it be utilized as a type of anti-takeover device.

         There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock.

         The amendment to the Company's Articles of Incorporation shall be filed with the Delaware Secretary of State so that Article 4 of the Certificate of Incorporation shall be as follows:

                                 ARTICLE FOURTH.

This corporation shall be authorized to issue two classes of capital stock to be designated respectively Preferred Stock ("Preferred Stock") and Common Stock ("Common Stock"). The total number of shares of Preferred Stock the corporation shall have authority to issue is 50,000,000, par value $.001 per share and the total number of shares of Common Stock the corporation shall have authority to issue is 300,000,000, $.001 par value per share. The Preferred Stock authorized by this Certificate of Incorporation shall be issued in series. The Board of Directors is authorized to establish series of Preferred Stock and to fix, in the manner and to the full extent provided and permitted by law, the rights, preferences and limitations of each series of the Preferred Stock and the relative rights, preferences and limitations between or among such series including:

         (1) the designation of each series and the number of shares that shall constitute the series;

         (2) the rate of dividends, if any, payable on the shares of each series, the time and manner of payment and whether or not such dividends shall be cumulative;

         (3) whether shares of each series may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

         (4) sinking fund provisions, if any, for the redemption or purchase of shares of each series which is redeemable;

         (5) the amount, if any, payable upon shares of each series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the manner and preference of such payment;

         (6) voting rights, if any, on the shares of each series and any conditions upon the exercisability of such rights.

         These amendments will become effective on the later of the opening of business on May __, 2004, or a date that is at least 21 days from the mailing of this Information Statement to our stockholders.

         This amendment is the only matter covered by this Information
Statement.

                               DISSENTERS' RIGHTS

         There are no dissenters' rights applicable to the amendment to our Certificate of Incorporation.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendments to our Certificate of Incorporation which is not shared by all other stockholders.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.

         The securities that would have been entitled to vote if a meeting was required to have been held regarding this amendment to our Certificate of Incorporation consist of shares of our Common Stock and Voting Preferred Stock. Each share of our Common Stock is entitled to one vote and each share of our Voting Preferred Stock is entitled to ten votes. Our Common Stock and our Voting Preferred Stock vote together and not as separate classes. The record date for determining our stockholders who would have been entitled to notice of and to vote on the amendments to our Certificate of Incorporation, was February 13, 2004. The number of outstanding shares of our Common Stock at the close of business on February 13, 2004 was 22,334,044 and the number of outstanding shares of our Voting Preferred Stock on such date was 5,000,000.

Security Ownership of Principal Holders and Management.

         The following table sets forth certain information as of February 13, 2004, regarding current beneficial ownership of the shares of any class of our Voting Securities by (i) each person known by us to own more than 5% of the outstanding shares of our Voting Securities, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares shown. The information presented is based on 22,334,044 outstanding shares of Common Stock and 5,000,000 outstanding shares of our Voting Preferred Stock.


---------------------------------------- ---------------------- ------------------------ --------------------
                                         Common Stock             Series A Preferred
                                                                         Stock
---------------------------------------- ---------------------- ------------------------ --------------------
Name and Address of Beneficial Owner     Number       Percent   Number         Percent   Percent of all
(1) (5)                                               of                       of        Voting Securities
                                                      Class                    Class     (4)
                                                      (2)                      (3)
---------------------------------------- ------------ --------- -------------- --------- --------------------
Donald G. Huggins, Jr. (6)               2,750,000    12.3%     1,666,666.66   33.3%     26.8%
---------------------------------------- ------------ --------- -------------- --------- --------------------
Kevin P. Brennan                         2,000,000    8.9%      1,666,666.66   33.3%     25.8%
---------------------------------------- ------------ --------- -------------- --------- --------------------
Stephen R. Couture                       1,150,000    5.1%      1,666,666.66   33.3%     24.6%
---------------------------------------- ------------ --------- -------------- --------- --------------------
Neil Treitman                            1,000,000    4.4%      -0-            -0-       1.4%
---------------------------------------- ------------ --------- -------------- --------- --------------------
All executive officers and directors     6,900,000    30.8%     5,000,000      100.0%    78.6%
of the company as a group
(4 persons)
---------------------------------------- ------------ --------- -------------- --------- --------------------

(1) Except as otherwise indicated, the address of each beneficial owner is c/o XRG, Inc., 5301 Cypress Street, Suite 111, Tampa, Florida 33607.

(2) Calculated on the basis of 22,334,044 shares of common stock issued and outstanding as of February 13, 2004 except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options or warrants.

(3) Calculated on the basis of 5,000,000 shares of Series A Preferred Stock issued and outstanding as of February 13, 2004, 2004.

(4) Calculated on the basis of an aggregate of 22,334,044 shares of common stock with one vote per share and 5,000,000 shares of Series A Preferred Stock with ten votes per share, issued and outstanding as of February 13, 2004, except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating beneficial ownership of securities of the holder of such options or warrants. Each share of Series A Preferred Stock is entitled to ten votes.

(5) These stockholders have consented to the amendment to our Certificate of Incorporation and they constitute the "Majority Stockholders" referenced herein in that respect.

(6) Donald G. Huggins, Jr.'s wife Margaret J. Huggins is the stockholder. Mr. Huggins disclaims beneficial ownership of his wife's stock.


                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                         AND VOTE REQUIRED FOR APPROVAL

Delaware Law.

         The above amendment to our existing Certificate of Incorporation were unanimously adopted by our Board of Directors in accordance with the applicable provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware and the additional persons (including members of our management) who own in excess of a majority of our outstanding Voting Securities and who are collectively designated herein as the Majority Stockholders, in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware. See the caption "Voting Securities and Principal Holders Thereof" herein. The Majority Stockholders own 5,900,000 shares of Common Stock and 5,000,000 shares of Voting Preferred Stock, or approximately 77.2% of our outstanding voting securities. No other votes are required or necessary to adopt these amendments, and none are being solicited hereunder.

         The directors, executive officers and others comprising the Majority Stockholders who have voted, in writing, to approve the resolutions to amend our Certificate of Incorporation to effect the various amendments outlined above collectively own approximately 77.2% of our outstanding voting securities; accordingly, this percentage being a majority, no additional votes are required or necessary to adopt these amendments to our Certificate of Incorporation, and none are being solicited hereunder. See the captions "Voting Securities and Principal Holders Thereof" and "Amendment to the Certificate of Incorporation and Vote Required for Approval," herein.

Effective Date of Amendment.

         The effective date of these amendments will be on the later of the opening of business on May __, 2004, or 21 days from the mailing of this Information Statement to our stockholders.



                                     NOTICE

THE MAJORITY STOCKHOLDERS OF OUR COMPANY THAT HAVE CONSENTED TO THE ADOPTION OF THESE AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION OWN IN EXCESS OF THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES TO ADOPT THIS AMENDMENT UNDER DELAWARE LAW, AND HAS DONE SO. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

BY ORDER OF THE BOARD OF DIRECTORS



April 23, 2004             Donald G. Huggins, Jr., Chairman